SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: December 5, 1997
                        (Date of earliest event reported)

                The WMC Mortgage Loan Pass-Through Certificates,
                 Series 1997-2 issued pursuant to a Pooling and
                         Servicing Agreement dated as of
  December 1, 1997 among Credit Suisse First Boston Mortgage Securities Corp.,
           WMC Mortgage Corp., as servicer and The First National Bank of Chicago, as Trustee


              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of Registrant as specified in its charter)

         Delaware               333-29239
(State of Incorporation)      (Commission File No.)       (I.R.S. Employer
                                                           Identification No.)

         11 Madison Avenue
         New York, New York                                10010-3629
                                                           (Zip Code)

       Registrant's Telephone Number, Including Area Code: (212) 325-2000

Item 5.           OTHER EVENTS

FILING OF MORTGAGE LOAN CHARACTERISTICS.

          Pursuant to Rule 424(b)(5)under the Securities Act of 1933, as amended, Credit Suisse First Boston Mortgage Securities Corp. (the "Depositor") has previously filed a prospectus, dated November 17, 1997, and prospectus supplement, dated December 3, 1997 (collectively, the "Prospectus") with the Securities and Exchange Commission relating to $400,000,000 principal amount of WMC Mortgage Loan Pass-Through Certificates, Series 1997-2.

          Set forth below are descriptions of certain characteristics of the Initial Mortgage Loans, as defined in the Pooling and Servicing Agreement, dated as of December 1, 1997, among the Depositor, WMC Mortgage Corp., as servicer, and The First National Bank of Chicago, as trustee (the "Pooling and Servicing Agreement"), as of December 1, 1997 (the "Cut-Off Date").

          On the Closing Date, there will be no Pre-Funded Amount or Capitalized Interest Account and no Subsequent Mortgage Loans will be conveyed to the Trust on a Subsequent Transfer Date.

          Capitalized terms not defined herein shall have the meanings assigned to such terms in the Prospectus.


                                 GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES

         The geographic distribution of Mortgage Loans by state, as of the Initial Cut-off Date, was as follows:

         STATE                                AGGREGATE  % OF AGGREGATE  NUMBER OF INITIAL  % OF INITIAL
                                             LOAN BALANCE  LOAN BALANCE   MORTGAGE LOANS   MORTGAGE LOANS
Alaska....................................  $4,326,317.71     1.08%             37               0.98%
Arizona...................................  20,140,916.35     5.04             208               5.51
Arkansas..................................   2,534,719.22     0.63              36               0.95
California................................  92,558,976.73    23.14             534              14.15
Colorado..................................  16,736,515.76     4.18             145               3.84
Connecticut...............................   6,943,288.62     1.74              65               1.72
Delaware..................................     531,353.73     0.13               3               0.08
Florida...................................  12,345,672.72     3.09             149               3.95
Georgia...................................   4,293,824.32     1.07              51               1.35
Hawaii....................................   1,404,094.27     0.35               8               0.21
Idaho.....................................   3,628,951.14     0.91              44               1.17
Illinois..................................  33,343,346.01     8.34             320               8.48
Indiana...................................   1,594,556.53     0.40              24               0.64
Iowa......................................   1,360,852.46     0.34              21               0.56
Kansas....................................   3,643,225.92     0.91              42               1.11
Kentucky..................................     399,212.64     0.10               7               0.19
Louisiana.................................   4,489,131.40     1.12              65               1.72
Maine.....................................   3,388,744.95     0.85              36               0.95
Maryland..................................   7,007,565.47     1.75              68               1.80
Massachusetts.............................   4,667,978.73     1.17              40               1.06
Michigan..................................   9,131,957.17     2.28             106               2.81
Minnesota.................................  28,045,628.35     7.01             327               8.67
Mississippi...............................   3,727,791.18     0.93              67               1.78
Missouri..................................   7,538,491.01     1.88             124               3.29
Montana...................................   1,953,039.90     0.49              23               0.61
Nebraska..................................   1,320,116.99     0.33              17               0.45
Nevada....................................  13,239,720.60     3.31             103               2.73
New Hampshire.............................   1,530,823.94     0.38              20               0.53
New Jersey................................  12,182,386.19     3.05             102               2.70
New Mexico................................   5,889,485.21     1.47              46               1.22
New York..................................  12,811,574.40     3.20              92               2.44
North Carolina............................   3,103,151.18     0.78              32               0.85
Ohio......................................   4,047,806.53     1.01              64               1.70
Oklahoma..................................   2,013,560.40     0.50              34               0.90
Oregon....................................   8,296,238.28     2.07              74               1.96
Pennsylvania..............................   5,091,444.27     1.27              70               1.86
Rhode Island..............................     394,712.32     0.10               6               0.16
South Carolina............................     651,274.70     0.16              11               0.29
South Dakota..............................     490,102.36     0.12               8               0.21
Tennessee.................................   2,187,217.86     0.55              35               0.93
Texas.....................................   8,742,746.05     2.19             103               2.73
Utah......................................   5,352,873.08     1.34              41               1.09
Vermont...................................   1,917,296.87     0.48              17               0.45
Virginia..................................   6,890,074.78     1.72              56               1.48
Washington................................  20,947,581.53     5.24             189               5.01
Washington, D.C...........................     898,140.49     0.22              10               0.27
West Virginia.............................   1,673,025.16     0.42              30               0.80
Wisconsin.................................   4,166,011.46     1.04              59               1.56
Wyoming...................................     430,850.00     0.11               4               0.11
                                            -------------    -----             ----              ----
         Total............................$400,004,366.94   100.00%          3,773             100.00%
                                          ===============   ======           =====             =======


                                              LOAN-TO-VALUE RATIOS

     The original Loan-to-Value Ratios of the Mortgage Loans as of the Initial Cut-Off Date were distributed as follows:

                                                         AGGREGATE  % OF AGGREGATE  NUMBER OF INITIAL  % OF INITIAL
        RANGE                 OF     LTV               LOAN BALANCE  LOAN BALANCE     MORTGAGE LOANS   MORTGAGE LOANS

        8.00%                 to     8.99%         $     152,000.00     0.04%             1               0.03%
       20.00                  to     24.99               113,977.13     0.03              3               0.08
       25.00                  to     29.99               159,980.36     0.04              5               0.13
       30.00                  to     34.99               149,959.30     0.04              5               0.13
       35.00                  to     39.99               864,347.75     0.22              9               0.24
       40.00                  to     44.99             1,108,298.43     0.28             18               0.48
       45.00                  to     49.99             1,627,961.75     0.41             18               0.48
       50.00                  to     54.99             2,771,606.08     0.69             29               0.77
       55.00                  to     59.99             4,207,776.51     1.05             49               1.30
       60.00                  to     64.99            13,971,705.42     3.49            154               4.08
       65.00                  to     69.99            32,074,396.33     8.02            336               8.91
       70.00                  to     74.99            43,769,299.58    10.94            468              12.40
       75.00                  to     79.99            80,559,957.93    20.14            846              22.42
       80.00                  to     84.99           120,037,695.49    30.01          1,040              27.56
       85.00                  to     89.99            54,092,588.33    13.52            458              12.14
       90.00                  to     94.99            44,342,816.55    11.09            334               8.85
                                                    ---------------    -----          -----              -----
    Total...............................            $400,004,366.94   100.00%         3,773             100.00%
                                                    ===============   ======          =====             =======

                                                            CUT-OFF DATE COUPON RATES

The Coupon Rates borne by the Notes relating to the Mortgage Loans were distributed as follows as of the Initial Cut-Off Date:

                         COUPON    CURRENT OUTSTANDING    % OF AGGREGATE   NUMBER OF INITIAL    % OF INITIAL
         RANGE       OF  RATES     LOAN BALANCE           LOAN BALANCE       MORTGAGE LOANS     MORTGAGE LOANS
         -----       --  -------   ----------------      --------------   ----------------     --------------

          5.000%    to   5.999%   $  172,000.00              0.04%               2                0.05%
          6.000     to   6.999     1,223,511.18              0.31                8                0.21
          7.000     to   7.999     9,707,382.62              2.43               77                2.04
          8.000     to   8.999    51,646,014.73             12.91              381               10.10
          9.000     to   9.999   129,953,745.65             32.49            1,114               29.53
         10.000     to  10.999   139,598,810.71             34.90            1,386               36.73
         11.000     to  11.999    61,735,150.58             15.43              715               18.95
         12.000     to  12.999     5,174,700.98              1.29               76                2.01
         13.000     to  13.999       546,423.03              0.14               11                0.29
         14.000     to  14.999       246,627.46              0.06                3                0.08
                                  -------------             -----           ------              ------


           Total.............   $400,004,366.94            100.00%           3,773             100.00%
                                ===============            ======            =====             ======


                       INITIAL CUT-OFF DATE LOAN BALANCES

The distribution of the outstanding principal amounts of the Mortgage Loans as of the Initial Cut-Off Date was as follows:

                               CURRENT       % OF     NUMBER OF    % OF
                  LOAN       OUTSTANDING   AGGREGATE  INITIAL     INITIAL
 RANGE     OF    BALANCES    LOAN BALANCE  LOAN       MORTGAGE    MORTGAGE
                                           BALANCE    LOANS       LOANS

$ 10,000   to    $ 19,999  $    475,257.82    0.12%      25       0.66%
  20,000   to      39,999    11,652,437.06    2.91      376       9.97
  40,000   to      59,999    33,831,970.30    8.46      674      17.86
  60,000   to      79,999    46,593,972.04   11.65      669      17.73
  80,000   to      99,999    47,679,643.71   11.92      532      14.10
 100,000   to     119,999    42,549,683.18   10.64      389      10.31
 120,000   to     139,999    36,141,364.67    9.04      279       7.39
 140,000   to     159,999    30,003,952.22    7.50      201       5.33
 160,000   to     179,999    24,363,194.53    6.09      144       3.82
 180,000   to     199,999    18,776,000.68    4.69       99       2.62
 200,000   to     219,999    15,146,733.49    3.79       73       1.93
 220,000   to     239,999    17,202,263.53    4.30       75       1.99
 240,000   to     259,999    13,208,083.80    3.30       53       1.40
 260,000   to     279,999    11,036,181.34    2.76       41       1.09
 280,000   to     299,999     7,242,601.63    1.81       25       0.66
 300,000   to     319,999     7,086,580.29    1.77       23       0.61
 320,000   to     339,999     5,939,131.70    1.48       18       0.48
 340,000   to     359,999     7,346,479.56    1.84       21       0.56
 360,000   to     379,999     3,349,416.20    0.84        9       0.24
 380,000   to     399,999     4,712,988.33    1.18       12       0.32
 400,000   to     419,999     3,669,847.59    0.92        9       0.24
 420,000   to     439,999     2,599,197.42    0.65        6       0.16
 440,000   to     459,999     3,123,298.15    0.78        7       0.19
 460,000   to     479,999     2,348,823.07    0.59        5       0.13
 480,000   to     499,999     3,925,264.63    0.98        8       0.21
                            --------------   -----    --------   -----

Total..................    $400,004,366.94  100.00%   3,773     100.00%
                           ===============  ======    =====     ======



                          TYPES OF MORTGAGED PROPERTIES

The Mortgaged Properties securing the Mortgage Loans as of the Initial Cut-Off
Date were of the property types as follows:

                                 CURRENT          % OF         NUMBER OF    % OF
                                 OUTSTANDING     AGGREGATE     MORTGAGE    MORTGAGE
 PROPERTY TYPE                   LOAN BALANCE    LOAN BALANCE  LOANS       LOANS
 --------------                  ------------   -------------  ------      --------
Condominium..................  $ 14,726,609.15     3.68%         168        4.45%
Duplex.......................    20,904,451.32     5.23          222        5.88
Manufactured.................        63,970.14     0.02            1        0.03
PUD Project..................     4,561,441.57     1.14           36        0.95
PUD Single Family............    34,621,171.98     8.66          227        6.02
Single Family 4 Unit.........     4,444,122.48     1.11           35        0.93
Single Family Detached.......   315,803,886.43    78.95        3,034       80.41
Triplex......................     4,878,713.87     1.22           50        1.33
                                --------------    -----         ----       -----
 Total.....................    $400,004,366.94   100.00%       3,773      100.00%
                               ===============   ======        =====      ======


                                             DISTRIBUTION OF MONTHS OF SEASONING

     The distribution of the number of months of seasoning of the Mortgage Loans as of the Initial Cut-Off Date was as follows:

         MONTHS OF                              CURRENT OUTSTANDING    % OF AGGREGATE NUMBER OF     % OF INITIAL
         SEASONING                              LOAN BALANCE            LOAN BALANCE  INITIAL       MORTGAGE
                                                                                      MORTGAGE      LOANS
                                                                                       LOANS
0....................................             $   229,912,603.60        57.48%    2,182           57.83%
1....................................                 136,960,198.15        34.24     1,276           33.82
2....................................                  31,218,879.96         7.80       298            7.90
3....................................                   1,544,410.68         0.39        15            0.40
4....................................                     368,274.55         0.09         2            0.05
                                                  ------------------      -------     -----          -------
    Total............................             $   400,004,366.94       100.00%    3,773          100.00%
                                                  ==================      =======    ======          ======

                                          DISTRIBUTION OF REMAINING TERMS TO MATURITY

The distribution of the number of months remaining to maturity of the Mortgage Loans as of the Initial Cut-Off Date was as follows:

                  REMAINING    CURRENT OUTSTANDING   % OF AGGREGATE    NUMBER OF INITIAL   % OF INITIAL
  RANGE OF         TERMS          LOAN BALANCE       LOAN BALANCE      MORTGAGE LOANS    MORTGAGE LOANS

  179   to       179 months      $     55,252.80       0.01%                1                0.03%
  180   to       180 months           244,780.00       0.06                 2                0.05
  356   to       359 months       170,036,510.54      42.51             1,590               42.14
  360   to       360 months       229,667,823.60      57.42             2,180               57.78
                                  --------------      -----             -----              ------

        Total....................$400,004,366.94     100.00%            3,773              100.00%
                                 ===============     ======             =====              ======

                                OCCUPANCY STATUS

     The occupancy status of the Mortgaged Properties securing the Mortgage Loans as of the Initial Cut-Off Date was as follows:

                              CURRENT          % OF
                              OUTSTANDING      AGGREGATE   NUMBER OF      % OF
                              LOAN BALANCE     LOAN        INITIAL        INITIAL
                                               BALANCE     MORTGAGE       MORTGAGE
OCCUPANCY STATUS                                           LOANS          LOANS
----------------               ------------    ---------   ---------      ---------
Investment                  $ 23,113,303.17       5.78%       300          7.95%
Primary Residence            374,438,946.82      93.61      3,447         91.36
Secondary Home                 2,452,116.95       0.61         26          0.69
                            ---------------     ------     ------         -----
     Total..................$400,004,366.94     100.00%     3,773        100.00%
                            ===============     ======      =====        ======


                             DISTRIBUTION OF MARGINS

     The range of margins borne by the Notes relating to the Mortgage Loans as of the Initial Cut-Off Date was as follows:

                                               CURRENT OUTSTANDING  % OF AGGREGATE  NUMBER OF INITIAL  % OF INITIAL
         RANGE               OF     MARGINS      LOAN BALANCE       LOAN BALANCE    MORTGAGE LOANS    MORTGAGE LOANS
         ------             ---     -------    ----------------     -------------   ----------------  --------------
         5.000%              to     5.999%     $  33,188,090.03          8.30%             301             7.98%
         6.000               to     6.999        277,349,243.51         69.34            2,689            71.27
         7.000               to     7.999         87,953,090.00         21.99              770            20.41
         8.000               to     8.999          1,324,932.97          0.33               11             0.29
         9.000               to     9.999            104,250.00          0.03                1             0.03
        10.000              to     10.999             84,760.43          0.02                1             0.03
                                                ---------------        ------            -----           ------
            Total..........................    $400,004,366.94         100.00%           3,773           100.00%
                                               ===============         ======            =====           ======

                                              DISTRIBUTION OF MAXIMUM COUPON RATES

     The range of maximum Coupon Rates borne by the Notes relating to the Mortgage Loans as of the Initial Cut-Off Date was as
 follows:

                   MAXIMUM
                   COUPON   CURRENT OUTSTANDING   % OF AGGREGATE  NUMBER OF INITIAL         % OF INITIAL
RANGE       OF     RATES       LOAN BALANCE      LOAN BALANCE     MORTGAGE LOANS         MORTGAGE LOANS
-----      ---     -----       ------------      -------------    --------------         --------------

10.000%     to     10.999%     $  35,984.05            0.01%             1                    0.03%
12.000      to     12.999        478,125.00            0.12              5                    0.13
13.000      to     13.999      1,939,574.84            0.48             13                    0.34
14.000      to     14.999     18,679,362.70            4.67            138                    3.66
15.000      to     15.999     72,032,095.46           18.01            559                   14.82
16.000      to     16.999    146,422,294.34           36.61          1,272                   33.71
17.000      to     17.999    129,431,914.35           32.36          1,402                   37.16
18.000      to     18.999     27,762,974.64            6.94            334                    8.85
19.000      to     19.999      2,837,867.58            0.71             42                    1.11
20.000      to     20.999        384,173.98            0.10              7                    0.19
                              -------------           -----          -----                  ------
  Total..................   $400,004,366.94          100.00%         3,773                  100.00%
                            ===============          ======          =====                  ======


                       DISTRIBUTION OF COUPON RATES CHANGE

     The next Coupon Rate change for each of the Notes relating to the Mortgage Loans as of the Initial Cut-Off Date was
as follows:

                                    CURRENT          % OF        NUMBER       % OF
                                    OUTSTANDING    AGGREGATE     OF INITIAL   INITIAL
                                    LOAN BALANCE   LOAN BALANCE  MORTGAGE     MORTGAGE
    MONTH                                                        LOANS        LOANS
    -----                           ------------   ------------  ---------    -------

1998 - March                  $     1,940,481.64       0.49%      17          0.45%
1998 - April                       38,188,889.85       9.55      326          8.64
1998 - May                         40,619,759.98      10.15      357          9.46
1998 - June                        25,826,898.36       6.46      235          6.23
1999 - August                         634,575.56       0.16        5          0.13
1999 - September                    1,742,253.68       0.44       15          0.40
1999 - October                     68,342,129.32      17.09      655         17.36
1999 - November                   159,081,642.03      39.77    1,504         39.86
1999 - December                    60,579,080.59      15.14      624         16.54
2000 - October                      1,019,436.85       0.25        8          0.21
2000 - November                     1,402,244.08       0.35       18          0.48
2000 - December                       626,975.00       0.16        9          0.24
                                 ---------------     ------    -----        ------
  Total.......................   $400,004,366.94     100.00%   3,773        100.00%
                                 ===============     ======    =====        ======


                                  DISTRIBUTION OF DOCUMENTATION TYPE

         The documentation type of the Mortgage Loans as of the Initial Cut-Off Date was as follows:

                 DOCUMENTATION                  CURRENT OUTSTANDING   % OF AGGREGATE    NUMBER OF INITIAL       % OF INITIAL
                     TYPE                          LOAN BALANCE        LOAN BALANCE     MORTGAGE LOANS         MORTGAGE LOANS
                     -----                         -------------       ------------     --------------         --------------
         Full Doc...........................    $235,357,428.72           58.84%            2,321                 61.52%
         Full-Alternative...................      16,801,819.23            4.20               120                  3.18
         Lite Doc...........................      10,184,972.48            2.55                88                  2.33
         Stated.............................     120,658,456.54           30.16             1,005                 26.64
         Simple 65 / No Ratio...............      17,001,689.97            4.25               239                  6.33
                                                ---------------          ------             -----                ------
              Total.........................    $400,004,366.94          100.00%            3,773                100.00%
                                                ===============          ======             =====                ======


                                   Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CREDIT SUISSE FIRST BOSTON MORTGAGE
                                        SECURITIES CORP.


                                        By: /S/ NITA S. CHERRY
                                            -----------------
                                        Name: Nita S. Cherry
                                        Title: Vice President

Dated:  December 9, 1997